SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: May 12, 1998

                            FULL HOUSE RESORTS, INC.
               (Exact name of registrant as specified in charter)

      DELAWARE                      0-20630                     13-3391527
(State or other jurisdiction     (Commission                  (IRS employer
    of incorporation)            file number)                identification no.)

         FULL HOUSE RESORTS, INC.
         12555 HIGH BLUFF DRIVE
              SUITE 380
         SAN DIEGO, CALIFORNIA                                     92130
(Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code:   (619) 350-2030


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ITEM 2.   DISPOSITION OF ASSETS

         On May 12, 1998, the Company completed the sale of Deadwood Gulch Resort to a group of non-affiliated businessmen. The Company sold the property for cash of $6,000,000 and the proration of certain related items.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (3) Exhibits.

         EXHIBIT                      DESCRIPTION
         -------                      -----------

         10.53 Purchase and Sale Agreement dated as of February 2, 1998 between Deadwood Gulch Resort and Gaming Corp., as Seller, and Todd Young, as Purchaser, together with First Addendum and Second Addendum to Purchase and Sale Agreement dated March 11, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FULL HOUSE RESORTS, INC.

                                     By: /S/ GREGG R. GIUFFRIA
                                        --------------------------------
May 26, 1998                            Gregg R. Giuffria, President and Chief
                                        Operating Officer


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                                  EXHIBIT INDEX


EXHIBIT                            DESCRIPTION
-------                            -----------

10.53 Purchase and Sale Agreement dated as of February 2, 1998 between Deadwood Gulch Resort and Gaming Corp., as Seller, and Todd Young, as Purchaser, together with First Addendum and Second Addendum to Purchase and Sale Agreement dated March 11, 1998.



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